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                                                                  Exhibit 10.72

                          ASSET DEMARCATION AGREEMENT

       This Asset Demarcation Agreement (the "Agreement") dated December 15, 1999, by and among The Connecticut Light and Power Company (Seller), a Connecticut corporation and Connecticut Jet Power LLC, a Delaware limited liability company ("Connecticut Jet Power"), Devon Power LLC, a Delaware limited liability company ("Devon Power"), Middletown -Power LLC, a Delaware limited liability company ("Middletown Power"), Montville Power LLC, a Delaware limited liability company ("Montville Power"), Norwalk Power LLC, a Delaware limited liability company ("Norwalk Power"), NRG Devon Operations, Inc., a Delaware corporation ("Devon Operations"), NRG Middletown Operations, Inc., a Delaware corporation ("Middletown Operations"), NRG Montville Operations, Inc., a Delaware corporation ("Montville Operations"), and NRG Norwalk Harbor Operations, Inc., a Delaware corporation ("Norwalk Harbor Operations") (individually the "Buyer" or collectively the "Buyers") and NRG Energy, Inc., a Delaware Corporation ("NRG"). Capitalized terms used herein and not separately defined herein shall have the meaning set forth in the Agreement (as defined below).

                                  WITNESSETH:

       WHEREAS, Seller and NRG have entered into that certain Purchase and Sale Agreement dated July 1, 1999 (the "Purchase and Sale Agreement"), pursuant to which Seller has agreed to sell to NRG certain Acquired Assets (the term "Acquired Assets" and all other capitalized terms not otherwise defined herein having the respective meanings assigned to them in the Purchase and Sale Agreement), which constitute all or a portion of Seller's non-nuclear generation facilities; and

       WHEREAS, pursuant to that certain General Assignment and Assumption Agreement, dated as of November 30, 1999 (the "Buyers' General Assignment"), a copy of which is attached hereto as Exhibit 1, NIRG has assigned to the Buyers and the Buyers have assumed, all of NRG's rights and obligations under the Purchase and Sale Agreement; and

       WHEREAS, a significant portion of the Acquired Assets, as well as the T&D Assets and other assets not included in the sale, comprises Improvements located on real property to be either conveyed to Buyers as part of the sale or retained by Seller, but the most appropriate point of demarcation between the portion of the Improvements to be sold to Buyers and the portion to be retained by Seller does not necessarily correspond to the lot line of the real estate parcel conveyed or retained, as the case may be; and

       WHEREAS, accordingly, Seller, Buyers and NRG are entering into this Agreement to evidence their agreement on the demarcation of ownership with respect to those Improvements not situated wholly on property owned, or to be owned, by either Seller or Buyers.


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       NOW, THEREFORE, in consideration of the foregoing, Seller, Buyers and
NRG hereby agree as follows:

       1. Definitions. Whenever used in this Agreement with initial capitalization, the following terms shall have the meanings specified or referred to in this section.

       "Buyers Improvement" means that portion of any Improvement owned by the Buyer, as is specified with respect to each of the Buyers in the Buyers' General Assignment, after the Closing, specifically including that portion of any such Improvement located on the property of the Seller, up to the Ownership Demarcation Point.

       "Improvements" means all buildings, structures (including all fuel handling and storage facilities), machinery and equipment, fixtures, construction in progress, including all piping, cables and similar equipment forming part of the mechanical, electrical, plumbing or HVAC infrastructure of any building, structure or equipment, located on and affixed to the Sites.

       "Ownership Demarcation Point" means, with respect to any Improvement, that point where the Seller Improvement ends and the Buyers Improvements begins. The Ownership Demarcation Point for each Improvement is identified on Exhibit A and the Schedules attached hereto and is shown on the Plan(s) identified in such Schedules.

       "Plans" means (a) the surveys, easement or plot plans and sketches, (b) engineering plans, including electrical, plumbing, heating, ventilating, water or sewer or drainage system plans, diagrams, schematics, and other pictorial representations of physical objects, regardless of medium.

       "Seller Improvement" means that portion of any Improvement owned by the Seller after the Closing, specifically including that portion of any such Improvement located on the property of the Buyers, up to the Ownership Demarcation Point.

       2. Agreement on Demarcation. Buyers, NRG and Seller hereby agree that the respective Ownership Demarcation Points between the Seller Improvements and Buyers Improvements shall be as delineated on Exhibit A and the Schedules and Plans referenced therein. Except to the extent provided otherwise under Section 3 hereof, Seller shall be responsible for Seller Improvements up to the Ownership Demarcation Point, and Buyers and NRG shall be responsible for Buyers Improvements up to the Ownership Demarcation Point.

       3. Use, Maintenance and Operation of the Improvements. The use, maintenance and operation of the Buyers Improvements and Seller Improvements, respectively, to the extent located on the property of the other, shall be governed by the provisions of the Interconnection Agreement by and between Seller and Buyers, dated July 1, 1999, as amended, or by the provisions of any separate Operating Agreement or Service Agreement entered into by the Parties with respect to such Improvement.

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       4.     Change or Modification of Demarcation. Either Party may at any
time propose to the other Party a change or other modification with respect to any Ownership Demarcation Point. No such change or modification shall be valid and binding unless both Parties execute a written amendment to this Agreement, specifying in detail such change or modification, and attaching a Plan depicting the new or modified Ownership Demarcation Point.

       5. Additional Documentation of Transfer. In the event of a change in the Ownership Demarcation Point, the Parties shall each execute and deliver to the other such bills of sale or other instruments of transfer, and such other documentation, as may be necessary under applicable law or regulation, or as may be reasonably requested by the other Party to effectuate or confirm the transfer of that portion of the Improvements affected by the modification in the Ownership Demarcation Point.

       6. Costs. Unless otherwise agreed by the Parties, all costs and expenses reasonably attributable to a change or modification of an Ownership Demarcation Point shall be borne by the Party proposing such change or modification.

       7. Regulation. Nothing in this Agreement shall require Buyers or NRG to own any asset or equipment, operate or maintain any asset or equipment, provide any service to Seller or to any other person, or take any other action that could reasonably be expected to result in Buyers or NRG being regulated as a public utility, electric utility, transmission company, distribution company, or other entity subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act (other than with respect to wholesale rates under Section 205 thereof), or applicable public utility regulation in Connecticut. The Parties agree to negotiate in good faith to modify this Agreement to prevent such regulatory impacts from occurring and/or seek waivers from such regulations, as necessary, and to make such modifications as may be reasonably necessary to avoid Buyers or NRG becoming regulated as a public utility solely as a result of this Agreement.

       8. Representatives. Each Party shall designate an employee to act as the representative of that Party with respect to issues arising with respect to Ownership Demarcation Points identified in this Agreement. Any and all issues with respect to the Ownership Demarcation Points shall in the first instance be referred to the designated representatives of each Party for review and decision.

       9. Notices. All communications under this Agreement shall be in writing and shall be delivered in person, against receipt, or sent by certified mail, postage prepaid, return receipt requested, or by overnight delivery by a courier service providing evidence of receipt, and properly addressed as follows:

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       If to Seller:

       By mail:      The Connecticut Light and Power Company
                     c/o Northeast Utilities Service Company
                     P.O. Box 270
                     Hartford, CT 06141-0270
                     Attention: John B. Keane
                                Vice President - Generation Divestiture

       By delivery:  The Connecticut Light and Power Company
                     c/o Northeast Utilities Service Company
                     107 Selden Street
                     Berlin, CT 06037
                     Attention: John B. Keane
                                Vice President - Generation Divestiture

       Copy to:      Cheryl Grise, Esquire
                     Vice President, Secretary and General Counsel Northeast Utilities Service Company
                     P.O. Box 270
                     Hartford, CT 06141-0270

       If to Buyers:

                     NRG Energy, Inc.
                     1221 Nicollet Mall, Suite 700
                     Minneapolis, MN 55403-2445
                     Attention:  Vice President and General Counsel
                     FAX:  (612)373-5392

       Copy to:
                     Joseph T. Kinning, Esq.
                     Gray, Plant, Mooty, Mooty & Bennett, P.A.
                     3400 City Center
                     33 South Sixth Street
                     Minneapolis, MN 55402-3796

All notices and other communications required or permitted under this Agreement shall be effective upon delivery. Any Party may from time to time change its address for the purpose of notices to that Party by a similar notice specifying a new address.

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       10.    No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties and their respective permitted successors and assigns.

       11. No Joint Venture. Nothing in this Agreement is intended to create an association, trust, partnership, or joint venture between the Parties, or impose a trust, partnership or fiduciary duty, obligation, or liability on or with respect to either Party.

       12. Conflicts. In the event of any conflicts or inconsistencies between the terms of this Agreement and the terms of the Purchase and Sale Agreement, the terms of this Agreement will control.

       13. Amendment. No waiver and no modification or amendment of any provisions of this Agreement shall be effective unless made in writing and duly signed by the Parties.

       14. Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument.

       15. Governing Law. The validity, interpretation and effect of this Agreement are governed by and will be construed in accordance with the laws of the State of Connecticut without regard to its principles of conflicts of law.

       IN WITNESS WHEREOF, Seller, Buyers and NRG have caused this Agreement to be signed by their respective duly authorized officers, as of the date first above written.

                                          THE CONNECTICUT LIGHT AND
                                          POWER COMPANY

                                          By:  /s/ John B. Keane
                                              ---------------------------------
                                              John B. Keane
                                              Vice President -
                                              Generation Divestiture

                                          NRG ENERGY, INC.

                                          By:  /s/ Michael J.  Young
                                              ---------------------------------
                                              Michael J.  Young
                                              Attorney in Fact

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                                          CONNECTICUT JET POWER LLC -

                                          By: NRG Connecticut Generating LLC
                                              Its Sole Member

                                              By: /s/ Bryan Riley
                                                  -----------------------------
                                                  Bryan Riley
                                                  Vice President

                                          DEVON POWER LLC

                                          By: NRG Connecticut Generating LLC
                                              Its Sole Member

                                              By: /s/ Bryan Riley
                                                  -----------------------------
                                                  Bryan Riley
                                                  Vice President

                                          MIDDLETOWN POWER LLC

                                          By: NRG Connecticut Generating LLC
                                              Its Sole Member

                                              By: /s/ Bryan Riley
                                                  -----------------------------
                                                  Bryan Riley
                                                  Vice President

                                          MONTVILLE POWER LLC

                                          By: NRG Connecticut Generating LLC
                                              Its Sole Member

                                              By: /s/ Bryan Riley
                                                  -----------------------------
                                                  Bryan Riley
                                                  Vice President

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                                          NORWALK POWER LLC

                                          By: NRG Connecticut Generating LLC
                                              Its Sole Member

                                              By:  /s/ Bryan Riley
                                                  -----------------------------
                                                  Bryan Riley
                                                  Vice President

                                          NRG DEVON OPERATIONS, INC.

                                          By:  /s/ Bryan Riley
                                              ---------------------------------
                                              Bryan Riley
                                              Vice President

                                          NRG MIDDLETOWN OPERATIONS, INC.

                                          By:  /s/ Bryan Riley
                                              ---------------------------------
                                              Bryan Riley
                                              Vice President

                                          NRG MONTVILLE OPERATIONS, INC.

                                          By:  /s/ Bryan Riley
                                              ---------------------------------
                                              Bryan Riley
                                              Vice President

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                                          NRG NORWALK HARBOR
                                          OPERATIONS, INC.

                                          By: /s/ Bryan Riley
                                              ---------------------------------
                                              Bryan Riley
                                              Vice President

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